Exhibit 10.62

AMENDMENT NO. 2 TO THE LOAN AGREEMENT AND NOTES

This Amendment No. 2 to the Loan Agreement and Notes is entered into on February 8, 2001 by and among GSI Ventures, LLC, an Ohio limited liability company ("Lender") PopMail.com, inc., a Minnesota corporation (the "Borrower"), SDK Investments, Inc., an Ohio corporation ("SDKI"), PopMail Network, Inc., a Texas corporation ("PNI"), Fan Asylum, Inc., a California corporation ("FAI"), Café Odyssey, LLC, a Minnesota limited liability company ("COL") to amend (i) that certain Loan Agreement dated December 1, 2000, as amended on December 8, 2000, by and between the parties hereto, and (ii) the Notes (as defined below).

In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby covenant and agree as follows:

  Amendment to Agreement. The parties do hereby agree to amend the Agreement as follows:
    New Section 2.4. A new Section 2.4 is hereby added to the Agreement immediately following Section 2.3 and reads as follows:
      Particular Provisions in the Warrants. The Lender Warrant issued pursuant to this Agreement shall include a provision that, at the sole discretion of the Lender, allows for the issuance of shares of Common Stock to the members of the Lender upon exercise of the Lender Warrant. All Warrants issued pursuant to this Agreement shall have a provision substantially similar to the following:

Notwithstanding anything herein to the contrary, in no event shall the holder be permitted to exercise this Warrant for shares of Common Stock to the extent that (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon exercise of this Warrant) plus (y) the number of shares of Common Stock issuable upon exercise of this Warrant, would be equal to or exceed 4.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such holder after application of this Section ___. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section ___ applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such holder, and the submission of a Notice of Exercise shall be deemed to be such holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to exercise this Warrant into shares of Common Stock at such time as such exercise will not violate the provisions of this Section ___. The provisions of this Section ___ may be waived by the Holder of this Warrant upon, at the election of the Holder, with 61 days' prior notice to the Company, and the provisions of this Section ___ shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section ___ but otherwise in accordance with this Warrant shall affect the status of the Common Stock issued upon such exercise as validly issued, fully-paid and nonassessable.
      New Section 1.7. A new Section 1.7 is added to the Agreement immediately following Section 1.6, and reads as follows:

Limitations on Issuance of Common Stock. The Notes issued pursuant to this Agreement shall include a provision substantially similar to the following:

Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to receive Conversion Shares upon exercising its conversion rights or Common Stock as payment for accrued interest on this Note (collectively referred to as "Conversion Rights") to the extent that (x) the number of shares of Common Stock beneficially owned by the Holder (other than shares of Common Stock issuable upon exercise of Holder's Conversion Rights) plus (y) the number of shares of Common Stock issuable upon exercise of the Holder's Conversion Rights, would be equal to or exceed 4.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of the Holder's Conversion Rights after application of this Section ___. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent that the limitation contained in this Section ___ applies, the determination of whether Holder may exercise its Conversion Rights (in relation to other securities owned by the Holder) and of which a portion of the Conversion Rights are exercisable shall be in the sole discretion of the Holder, and the submission of a Holder Conversion Notice (or written notice in the case of payment of accrued interest in shares of Common Stock) shall be deemed to be the Holder's determination of whether the Conversion Rights are exercisable (in relation to other securities owned by the Holder) and of which portion of the Conversion Rights are exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise its Conversion Rights at such time as such exercise will not violate the provisions of this Section ___. The provisions of this Section ___ may be waived by the Holder upon, at the election of the Holder, 61 days' prior notice to the Company, and the provisions of this Section ___ shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of the Conversion Rights in violation of this Section ___ but otherwise in accordance with this Note shall affect the status of the Common Stock issued upon such exercise as validly issued, fully-paid and nonassessable.
  Amendment To Notes. Those certain series of Convertible Promissory Notes With Cognovit Provision issued by the Company pursuant to the Agreement and dated December 1, 2000 in the amount of $400,000, December 8, 2000 in the amount of $100,000, December 13, 2000 in the amount of $100,000 and December 15, 2000 in the amount of $100,000 (collectively the "Notes" or individually as a "Note") are hereby amended as follows:
      New Section 3.4. A new Section 3.4 is added to the Notes immediately following Section 3.3, which shall read as follows:

      Limitations on Issuance of Common Stock. Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to receive Conversion Shares upon exercising its conversion rights or Common Stock as payment for accrued interest on this Note (collectively referred to as "Conversion Rights") to the extent that (x) the number of shares of Common Stock beneficially owned by the Holder (other than shares of Common Stock issuable upon exercise of Holder's Conversion Rights) plus (y) the number of shares of Common Stock issuable upon exercise of the Holder's Conversion Rights, would be equal to or exceed 4.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of the Holder's Conversion Rights after application of this Section 3.4. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent that the limitation contained in this Section 3.4 applies, the determination of whether Holder may exercise its Conversion Rights (in relation to other securities owned by the Holder) and of which a portion of the Conversion Rights are exercisable shall be in the sole discretion of the Holder, and the submission of a Holder Conversion Notice (or written notice in the case of payment of accrued interest in shares of Common Stock) shall be deemed to be the Holder's determination of whether the Conversion Rights are exercisable (in relation to other securities owned by the Holder) and of which portion of the Conversion Rights are exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise its Conversion Rights at such time as such exercise will not violate the provisions of this Section 3.4. The provisions of this Section 3.4 may be waived by the Holder upon, at the election of the Holder, 61 days' prior notice to the Company, and the provisions of this Section 3.4 shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of the Conversion Rights in violation of this Section 3.4 but otherwise in accordance with this Note shall affect the status of the Common Stock issued upon such exercise as validly issued, fully-paid and nonassessable.

      Section 3.2(c). Section 3.2(c) is hereby amended and superceded in its entirety with the following:

  (c) Market Price. The term "Market Price" shall mean $.125.

  Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement or the Notes.

  <SIGNATURE PAGE TO FOLLOW>

  In Witness Whereof, the parties hereto have executed this Amendment No 2 to the Loan Agreement and Notes as of the date first written above.

  BORROWER:

  POPMAIL.COM, INC.,

  By:

  Its:___________________________

  PMI:

  POPMAIL NETWORK, INC.

  By:

  Its:___________________________

  LENDER:

  GSI VENTURES, LLC,

  By: SDK INVESTMENTS, INC., Manager

  By:___________________________________

  Stephen D. King

  President

  FAI:

  FAN ASYLUM, INC.

  By:

  Its:___________________________

  SDKI:

  SDK INVESTMENTS, INC.,

  By:

  Stephen D. King

  President

  COL:

  CAFE ODYSSEY, LLC

  By:

  Its:___________________________